                                                                  EXECUTION COPY

                            ADMINISTRATION AGREEMENT

                                      among

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3,
                                    as Issuer

                       LASALLE BANK NATIONAL ASSOCIATION,
                                as Administrator

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                             LEHMAN ABS CORPORATION,
                                  as Depositor

                           Dated as of August 1, 2005

         This Administration Agreement (the "Agreement") is entered into as of
August 1, 2005, among GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3, a Delaware statutory trust (the "Issuer"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as administrator
(the "Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee of the Issuer (the "Owner Trustee"), and LEHMAN ABS
CORPORATION, as depositor (the "Depositor").

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Transfer and
Servicing Agreement (each as defined herein) and the rules of construction contained in the Indenture shall apply hereto.

                              W I T N E S S E T H:

         WHEREAS, the Issuer is a statutory trust under the Delaware Statutory
Trust Act (12 Del.C. ss. 3801 et seq.) governed pursuant to an Amended and
Restated Trust Agreement relating to the Issuer, dated as of August 1, 2005, among the Depositor, the Owner Trustee and the Administrator (the "Trust
Agreement");

         WHEREAS, the Issuer will issue under an indenture its GREENPOINT
MORTGAGE FUNDING TRUST 2005-HE3 ASSET-BACKED NOTES, SERIES 2005-HE3 Class A,
Class M1 and Class M2 Notes (together, the "Notes") and, under the Trust
Agreement, the Class B, Class L and Class R Certificates (the "Certificates" and
collectively with the Notes, the "Securities");

         WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of August 1, 2005 (the
"Indenture"), between the Issuer and LaSalle Bank National Association, as indenture trustee (in such capacity, the "Indenture Trustee");

         WHEREAS, the Certificates will be issued pursuant to the Trust
Agreement and will represent the undivided beneficial ownership interest in the
Issuer;

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Transfer and Servicing
Agreement dated as of August 1, 2005, among the Issuer, as issuer, the
Depositor, as seller, GreenPoint Mortgage Funding, Inc., as master servicer (the
"Master Servicer"), and the Indenture Trustee (the "Transfer and Servicing
Agreement"), (ii) the Letter of Representations dated August 25, 2005, among the
Issuer, the Indenture Trustee, the Administrator and The Depository Trust
Company relating to the Notes (the "Depository Agreement") and (iii) the
Indenture (the Transfer and Servicing Agreement, the Depository Agreement, the
Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements");

         WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the undivided beneficial ownership interest in the Issuer represented by the
Certificates;

         WHEREAS, the Issuer desires to have the Administrator and the
Depositor, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such

additional services consistent with the terms of this Agreement and the Related
Agreements as the Issuer or the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer or the Owner Trustee on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         Section 1. Duties of the Administrator.

         (a) The Administrator agrees to perform all of the duties of the Issuer under the Depository Agreement. In addition to its duties performed under the
Depository Agreement, the Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Trust Agreement, Transfer and Servicing Agreement and the Indenture (section references in parentheses are to sections of the Indenture):

               (i) causing the Note Registrar to keep the Note Register,
         appointing a successor upon the resignation of the Note Registrar, causing the Note Register to be kept if the Issuer assumes the duties of Note Registrar, and giving the Indenture Trustee and the Insurer notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

               (ii) execution of Definitive Notes in accordance with the
         instructions of any Clearing Agency, the duty to attempt to locate a qualified successor to the Clearing Agency, if necessary, and the preparation of written notice to the Indenture Trustee of termination of the book-entry system through the Clearing Agency (Section 2.12);

               (iii) causing the Note Registrar to maintain an office for registration of transfer or exchange of Notes (Section 3.02);

               (iv) preparing Issuer Orders required to appoint any Paying
         Agent, preparing written notices thereof to the Indenture Trustee and the Insurer and causing newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee and the Insurer the instruments specified in the Indenture regarding funds held in trust
         (Section 3.03);

               (v) preparing Issuer Orders required to direct the Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying
         Agent (Section 3.03);

               (vi) calculating accrual of original issue discount, the accrual of market discount, and the amortization of premium on the Notes and calculating the resulting withholding taxes (Section 3.03(v));

               (vii) executing all supplements, amendments, financing
         statements, continuation statements, instruments of further assurance and other instruments prepared

         by the Depositor and delivered to the Administrator for execution necessary to protect the Collateral (Section 3.05);

               (viii) upon written notice or actual knowledge thereof,
         delivering notice to the Indenture Trustee and each Rating Agency of each Rapid Amortization Event or Event of Master Servicer Termination
         under the Transfer and Servicing Agreement and each default by the
         Master Servicer or the Depositor, as applicable, under the Transfer and
         Servicing Agreement (Section 3.19);

               (ix) upon the request of the Indenture Trustee, executing and delivering such further instruments and doing such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture (Section 3.20);

               (x) delivering to each Rating Agency a notice of satisfaction and discharge of the Indenture (Section 4.01);

               (xi) furnishing the Indenture Trustee with the names and
         addresses of Holders of Notes during any period when the Indenture
         Trustee is not the Note Registrar (Section 7.01);

               (xii) permitting the inspection of the Issuer's books to the extent such books are maintained by the Administrator (Section 11.17);
         and

               (xiii) any other duties expressly required to be performed by the
         Administrator under the Indenture or the Trust Agreement.

         (b) The Administrator shall perform, or cause to be performed on behalf of the Issuer, any duties expressly required to be performed by it under the
Trust Agreement, including its duties as Certificate Paying Agent and
Certificate Registrar.

         (c) The Administrator shall perform the duties of the Indenture Trustee specified in Section 5.02 of the Transfer and Servicing Agreement required to be performed in connection with the Note Account.

         (d) The Administrator shall (i) prepare all necessary UCC-3 financing statements for the purpose of continuing or amending the UCC-1 financing statements relating to Lehman Brothers Bank, FSB ("Lehman Bank"), Lehman
Brothers Holdings Inc. ("Lehman Holdings"), the Depositor and the Issuer, each naming the appropriate party as debtor and the appropriate party as secured party, as are required and for as long as this Agreement and the Indenture remain outstanding, (ii) submit any such UCC-3 financing statements to the proper parties for execution and (iii) file such UCC-3 financing statements in a timely manner.

         (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         In carrying out the foregoing duties, the Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

         The Administrator, in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the
Certificateholders of (i) any change in the Corporate Trust Office of the Owner
Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholders and (iii) any other notice required to be given to the
Certificateholders by the Owner Trustee under the Trust Agreement.

         Section 2. Duties of the Depositor With Respect to the Indenture.

         (a) The Depositor shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Transfer and
Servicing Agreement and the Indenture (section references in parentheses are to sections of the Indenture):

               (i) consulting with the Owner Trustee regarding the duties of the
         Issuer under the Transfer and Servicing Agreement and the Indenture,
         and monitoring the performance of the Issuer and notifying the Owner
         Trustee when action is necessary to comply with the Issuer's duties under the Transfer and Servicing Agreement and the Indenture;

               (ii) causing the preparation of the Notes for execution by the
         Owner Trustee upon their issuance and upon the registration of any transfer or exchange of the Notes (Sections 2.02, 2.04 and 2.05);

               (iii) causing the preparation of an Issuer Order and related documents for authentication of the Notes, executing such Issuer Order on behalf of the Issuer and causing delivery of the same to the
         Indenture Trustee (Section 2.02);

               (iv) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the
         Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04).

               (v) causing the preparation of any financing statements,
         continuation statements, instruments of further assurance and other instruments necessary to protect the Collateral (Section 3.05);

               (vi) the monitoring of the Issuer's compliance with its negative covenants (Sections 3.08, 3.12. 3.13. 3.15, 3.16 and 3.18);

               (vii) preparing the annual Officer's Certificate (and executing the same on behalf of the Issuer) regarding the Issuer's compliance with the terms Indenture (Section 3.09);

               (viii) delivering notice to the Indenture Trustee and each Rating
         Agency of each Rapid Amortization Event and/or Event of Master
         Servicing Termination (Section 3.19);

               (ix) causing the preparation of an Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of the
         Opinion of Counsel with respect to any request by the Issuer to the
         Indenture Trustee to take any action under the Indenture (Sections 4.01 and 11.01);

               (x) removing the Indenture Trustee for cause, appointing a successor Indenture Trustee, if necessary obtaining the approval thereof by the Insurer and, if necessary, petitioning a court of competent jurisdiction for the appointment of a successor Indenture
         Trustee (Section 6.08);

               (xi) filing with the Indenture Trustee and the Commission and providing a copy to the Insurer any additional information, documents and reports and supplying the Indenture Trustee summaries of such additional information, documents and reports (Section 7.03);

               (xii) notifying the Indenture Trustee if and when the Notes are listed on any securities exchange (Section 7.04);

               (xiii) causing the preparation of an Issuer Request and Officer's
         Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.04);

               (xiv) causing the preparation of Issuer Orders (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and, if necessary, the mailing to the Noteholders of notices with respect to their consent to such supplemental indentures (Sections 9.01, 9.02,
         9.03 and 9.07);

               (xv) causing the preparation of Issuer Orders (and accounting the same on behalf of the Issuer) and obtaining Opinions of Counsel with respect to requests for action by Indenture Trustee (Section 11.01);
         and

               (xvi) effecting a recording of the Indenture and obtaining an
         Opinion of Counsel (Section 11.14).

         (b) The Depositor will indemnify the Owner Trustee and the
Administrator, and their respective agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement or this
Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement or this Agreement.

         (c) In addition to the duties of the Depositor set forth above, the
Depositor shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the
Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take

pursuant to the Related Agreements. Subject to Section 5, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the
Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

         Section 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the
Depositor at any time during normal business hours.

         Section 4. Compensation. The Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Administrator and Lehman Brothers Inc. The fees of the attorneys delivering any Opinion of Counsel, and any other amounts of out-of-pocket expenses (documented to the satisfaction of the Depositor and
Lehman Brothers Inc., in their reasonable discretion) reasonably incurred by the
Administrator pursuant to this Agreement shall be paid by the Depositor and
Lehman Brothers Inc., which, by their execution hereof, agree to pay such reasonable fees and expenses to the Administrator.

         Section 5. Additional Information to be Furnished to the Issuer. The
Depositor shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         Section 6. Independence of the Administrator. For all purposes of this
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner
Trustee.

         Section 7. No Joint Venture. Nothing contained in this Agreement (i)
shall constitute the Administrator or the Depositor, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii)
shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 8. Other Activities of Administrator and the Depositor. Nothing
herein shall prevent the Administrator, the Depositor or their respective
Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity for any other person or entity even though such person or entity may engage in business activities similar to those of the
Issuer or the Owner Trustee.

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         Section 9. Term of Agreement; Resignation and Removal of Administrator.

         (a) This Agreement shall continue in force until the termination of the
Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

         (b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

         (c) Subject to Sections 9(e) and 9(f), the Issuer may remove the
Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

         (d) Subject to Sections 9(e) and 9(f), the Issuer may remove the
Administrator immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

               (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

               (ii) a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Administrator's affairs; or

               (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

         (e) No resignation or removal of the Administrator pursuant to this
Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer in accordance with the Trust Agreement and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed
Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Administrator.

         (f) The appointment of any successor Administrator shall be effective only after receipt of a letter from each Rating Agency to the effect that such proposed appointment will not cause a reduction or withdrawal of the then current ratings of the Notes.

         (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Indenture Trustee pursuant to Section
6.08 of the Indenture, the Administrator shall immediately resign and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be required to agree to assume the duties of the Administrator under the terms and conditions of this
Agreement in its acceptance of appointment as successor Indenture Trustee.

         Section 10. Action upon Termination, Resignation or Removal of the
Administrator. Promptly upon the effective date of termination of this Agreement or the resignation or removal of the Administrator pursuant to Section 9, the
Administrator shall be entitled to be paid all fees and reimbursable expenses, including any reasonable out-of-pocket attorneys' fees, accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9 deliver to the successor
Administrator all property and documents of or relating to the Collateral then in the custody of the Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the
Administrator pursuant to Section 9, the Administrator shall cooperate with the
Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

         (a)      if to the Issuer, to:

                  GreenPoint Mortgage Funding Trust 2005-HE3
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Telephone: 302-651-1000
                  Facsimile:  302-636-4140

         (b)      if to the Administrator, to:

                  LaSalle Bank National Association
                  135 South LaSalle Street
                  Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services -
                             GreenPoint 2005-HE3
                  Telephone: 312-904-7992
                  Facsimile: 312-904-2084

         (c)      if to the Owner Trustee, to:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Telephone: 302-651-1000
                  Facsimile: 302-636-4140

         (d)      if to the Depositor, to:

                  Lehman ABS Corporation
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention:  Samir A. Tabet
                  Fax:  (646) 758-2561

         or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

         Section 12. Amendments.

         (a) This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders of the Notes or the Certificates, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Offering
Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code. No such amendment effected pursuant to clause (iii) of the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), adversely affect the tax status of the REMICs created by the Trust Agreement, nor shall such amendment adversely affect in any material respect the interests of any Holder or the
Insurer. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Administrator may require an Opinion of Counsel
(at

the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder and the opinion to such effect will not be required to be given, if the Administrator receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes without taking into account the Policy.

         (b) This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of not less than 66-2/3% of the Note
Principal Amount of each Class of Notes, the Insurer (so long as the Class A
Notes are Outstanding) and of the Holders of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the
Holders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or payments or distributions, as applicable, that shall be required to be made for the benefit of the Noteholders or the
Certificateholders or (ii) reduce the aforesaid percentage of the Class
Principal Amount of the Notes required to consent to any such amendment, in the case of clause (i) without the consent of the Holders of all the outstanding
Notes and the Certificates, and in the case of clause (ii) without the consent of the Holders of all the outstanding Notes. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of
Book-Entry Notes, the related Note Owners.

         (c) Promptly after the execution of any such amendment, the
Administrator shall furnish a copy of such amendment to each Holder, the
Depositor and to each Rating Agency.

         (d) It shall not be necessary for the consent of Holders under this
Section 12 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Administrator may prescribe.

         (e) The Owner Trustee may, but shall not be obligated to, enter into any amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor, and the Rating Agency Condition
in respect thereof has been satisfied. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound

                                       10

hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE
GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 15. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

         Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 18. Not Applicable to LaSalle Bank National Association in
Other Capacities. Nothing in this Agreement shall affect any obligation LaSalle
Bank National Association may have in any other capacity.

         Section 19. Limitation of Liability of Owner Trustee. Notwithstanding
anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust
Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner
Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         Section 20. Limitation of Liability of the Administrator;
Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been countersigned by LaSalle Bank National Association not in its
individual capacity but solely in its capacity as Administrator and in no event shall the Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the
Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. The Depositor and Lehman Brothers Inc. shall hereby agree to jointly and severally indemnify the Administrator, the Certificate Paying Agent, the Certificate Registrar and the Securities Intermediary against any and all loss, liability or expense (including attorney's fees) incurred by any of them in connection with the performance of their respective duties under the Related

                                       11

Agreements. The Administrator, the Certificate Paying Agent, the Certificate
Registrar and the Securities Intermediary shall notify each of the Issuer, the
Depositor and Lehman Brothers Inc. (collectively the "Indemnifying Parties")
promptly of any claim for which it may seek indemnity. Failure by any such party to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties of their obligations hereunder. The Indemnifying Parties shall defend any such claim, and the Administrator, the Certificate Paying Agent and the Securities
Intermediary may have separate counsel and the Indemnifying Parties shall pay the fees and expenses of such counsel. The Indemnifying Parties need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Administrator, the Certificate Paying Agent, the Certificate
Registrar or the Securities Intermediary to the extent attributable to any such party's own willful misconduct, negligence or bad faith.

         Each of such parties shall be third-party beneficiaries of this Section
20 and shall be entitled to rely upon and to directly enforce this Section. The payment and indemnification obligations of the Indemnifying Parties under the
Related Agreements shall survive the resignation or removal of either of such parties and the termination of this Agreement and the Related Agreements.

         Section 21. Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of Holders of the Securities as well as for the benefit of the Insurer and the Issuer, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee, the Insurer and the
Issuer.

         Section 22. Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the
Depositor or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the
Issuer, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator
(or other similar official) of the Depositor or the Issuer or of all or any substantial part of the properties and assets of the Depositor or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Depositor or the Issuer, or take any action in furtherance of any of the above actions.

                                       12

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                      GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3

                      By:      WILMINGTON TRUST COMPANY,
                               not in its individual capacity
                               but solely as Owner Trustee

                      By:      /s/ Patricia A. Evans
                               -----------------------
                               Name: Patricia A. Evans
                               Title: Vice President

                      LASALLE BANK NATIONAL ASSOCIATION,
                      not in its individual capacity but solely as Administrator

                      By:      /s/ Susan L. Abbott
                               ---------------------
                               Name: Susan L. Abbott
                               Title: Assistant Vice President

                      WILMINGTON TRUST COMPANY,
                      not in its individual capacity but solely as Owner Trustee

                      By:      /s/ Patricia A. Evans
                               -----------------------
                               Name: Patricia A. Evans
                               Title: Vice President

                      LEHMAN ABS CORPORATION,
                      as Depositor

                      By:      /s/ Samir Tabet
                               -----------------
                               Name: Samir Tabet
                               Title:  Managing Director

Acknowledged by, solely
for purposes of Section 4 and Section 20:

LEHMAN BROTHERS INC.

By:    /s/ Nimish Mathur
       -----------------
Name:  Nimish Mathur
Title: Vice President